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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              SCHEDULE 14A INFORMATION Proxy Statement Pursuant to
      Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                               TNR TECHNICAL, INC
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                    BE HELD ON DECEMBER 8, 1998, AT 8:00 A.M.


To the Shareholders of TNR Technical, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of TNR Technical, Inc., a New York corporation (the "Company" or "TNR"), will be held at the executive offices of TNR at 301 Central Park Drive, Sanford, Florida 32771 on December 8, 1998 at the hour of 8:00 A.M. local time for the following purposes:

         (1) To elect six Directors of the Company for the coming year; and

         (2) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on November 2, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                            By Order of the Board of Directors

                                            Jerrold Lazarus, Secretary

November 3, 1998

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


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                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of TNR Technical, Inc. ("TNR" or "the Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement (which includes the Company's annual report on Form 10-K for its fiscal year ended July 31, 1998, exclusive of exhibits), together with the accompanying form of proxy will be mailed together to shareholders on or about November 3, 1998.

         The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is November 2, 1998. On that date there were issued and outstanding approximately 262,000 shares of Common Stock, par value $.02 per share. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. In proposal No. 1, directors will be elected by a plurality of the votes cast at the Meeting. All other proposals that may come before the meeting will be decided by a majority of the votes cast at the Meeting.

         All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of December 8, 1998 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in Proposal No. 1. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

         As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does

                                        1

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not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Management recommends that you vote in favor of the nominees named to the Board of Directors. Directors will be elected by a plurality of the votes cast at the Meeting.

         Six directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the six persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. Four of the nominees namely, Jerrold Lazarus, Norman Thaw, Wayne Thaw and Kathie Thaw are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed director of the Company.



                                      Term         First
                                       of          Became        Principal
   Name                  Age         Office       Director       Occupation
   ----                  ---         ------       --------       ----------

Jerrold Lazarus          66           (1)           1987    Chairman of the Board  and
                                                            Chief Executive Officer of
                                                            the Company


Norman L. Thaw           65           (1)          1979     President of Stride Rite
                                                            Stables, Inc.,
                                                            Private Investor

Wayne Thaw               41           (1)          1983     President and Chief
                                                            Operating Officer of
                                                            the Company

Kathie Thaw              43           (1)          1996     Vice-President of the
Company

Mitchell Thaw            42           (1)          N/A      Retired

Patrick Hoscoe           35           (1)          N/A      Operations Manager of
                                                            the Company's West
                                                            Coast Division

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-----------

(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

         Jerrold Lazarus is Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company. Wayne Thaw is President and Chief Operating Officer of the Company. Kathie Thaw is Vice President of the Company. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

         Jerrold Lazarus has been a full time employee and an executive officer of the Company since 1987.

         Norman L. Thaw is one of the founders of the Company and served as its Chairman and Chief Executive Officer between March 1987 and April 1988. For more than the past five years, Mr. Thaw's principal occupation is the President of Stride Rite Stables, Inc., a thoroughbred racing and breeding farm in South Florida.

         Wayne Thaw has been a full time employee of the Company since 1980 and has served as an Executive Officer of the Company since 1981.

         Kathie Thaw has been Vice-President and a director of the Company since December 1996. Kathie Thaw has been associated with the Company for the past five years as a consultant to the President.

         Mitchell Thaw was an executive for UBS Securities for more than the past five years until he retired in 1998.

         Patrick Hoscoe has 18 years experience in the battery industry and has worked for House of Batteries for the past five years prior to joining the Company in 1997.

         During fiscal 1998, the Board of Directors held one meeting. The Company's last annual meeting of shareholders was held on December 9, 1997. Of the shares of Common stock eligible to vote at such meeting, 193,154 shares were present in person or proxy. At such meeting, Jerrold Lazarus, Norman Thaw, Wayne Thaw and Kathie Thaw were elected directors. The inspectors of election reported that the holders of (i) 189,361 shares cast their votes in favor of Jerrold Lazarus and 3,285 shares were against; (ii) 192,419 shares cast their votes in favor of Norman Thaw and 735 shares were against; (iii) 192,569 shares cast their votes in favor of Wayne Thaw and 585 shares were against.

Family Relationships

         Norman Thaw is the father of Wayne Thaw and Mitchell Thaw. Wayne Thaw is married to Kathie Thaw.

                                        3

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Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. During 1998, no officers, directors or 10% or greater stockholders filed any forms late.

Executive Compensation

         Incorporated by reference is the contents of Item 11 of TNR's Form 10-K for its fiscal year ended July 31, 1998, a copy of which is annexed to this Proxy Statement as Exhibit A.

Security Ownership of Management and Others

         Incorporated by reference is the contents of Item 12 of TNR's Form 10-K for its fiscal year ended July 31, 1998, a copy of which is annexed to this Proxy Statement as Exhibit A.

Certain Transactions

         Incorporated by reference is the contents of Item 13 of TNR's Form 10-K for its fiscal year ended July 31, 1998, a copy of which is annexed to this Proxy Statement as Exhibit A.


                         FINANCIAL AND OTHER INFORMATION

         Accompanying this Proxy Statement as Exhibit A is the Company's 1998 Annual Report on Form 10-K for its fiscal year ended July 31, 1998 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 1998 Annual Report.

                                    AUDITORS

         The principal accountant who has been selected by the Company for the current fiscal year is Parks, Tschopp & Whitcomb, P.A. who served as the Company's independent public accountant for the fiscal year ended July 31, 1998. It is expected that a representative of Parks, Tschopp & Whitcomb, P.A. will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                                        4

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                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                             COMMISSION'S FORM 10-K


         THE COMPANY'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 1998 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TNR ATTENTION SHAREHOLDER RELATIONS, 301 CENTRAL PARK DRIVE, SANFORD, FLORIDA 32771.

Stockholders Proposals for the Next Annual Meeting

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible no later than July 31, 1999.

                                          TNR TECHNICAL, INC.

                                          Jerrold Lazarus, Secretary


                                        5
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                                                                     PROXY
                TNR TECHNICAL, INC. - ANNUAL MEETING
             To be held on December 8, 1998 at 8:00 A.M.
     This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned shareholder of TNR Technical, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November 3, 1998 and hereby constitutes and appoints Wayne Thaw and Jerrold Lazarus or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the executive offices of the Company at 301 Central Park Drive, Sanford, Florida 32771, on December 8, 1998 at 8:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue, thereof with respect to the following matters:

1.     The election of the six directors nominated by the Board of Directors.

       FOR all nominees listed below (except

       as indicated below), please check here   [  ]



        WITHHOLD AUTHORITY to vote

                      for all nominees listed below,

                        please check here       [  ]




Jerrold Lazarus               Norman L. Thaw                 Wayne Thaw
 Kathie Thaw                  Mitchell Thaw                 Patrick Hoscoe

To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name(s) in the space provided below.

                    -----------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposal No. 1. This proxy when properly executed will be voted as directed. If no direction is indicated, the Proxy will be voted for the election of the six named individuals as directors.

       Dated __________________, 1998



                                                   (L.S.)
       --------------------------------------------

                                                   (L.S.)
       --------------------------------------------

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

 PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.